                                                                 EXHIBIT VIII

                          SECOND AMENDMENT TO SHAREHOLDERS' AGREEMENT

        This Second Amendment to Shareholders' Agreement (this "Second Amendment") is made as of September 30, 1997 by and among Somerset Drilling Associates, L.L.C., a Delaware limited liability company ("Somerset"), Somerset Capital Partners, a New York general partnership and the Managing Member of Somerset ("SCP"), Roy T. Oliver, Jr., a natural person ("Oliver"), U.S. Rig and Equipment, Inc., an Oklahoma corporation ("USRE"), Mike Mullen Energy Equipment Resource, Inc., a Texas corporation ("EER"), GCT Investments, Inc., a Texas corporation ("GCI"), Mike L. Mullen, a natural person ("Mullen"), Norex Drilling Ltd., a Bermuda corporation ("Norex Drilling"), and Pronor Holdings Ltd., a British Virgin Islands corporation ("Pronor").

        WHEREAS, Somerset, SCP, Oliver, USRE, EER, GCT, Mullen, Norex Drilling and Pronor (collectively, the "Shareholders") are parties to the Shareholders' Agreement (the "Agreement") dated as of May 7, 1996, as amended by the Amendment to Shareholders' Agreement dated as of June 11, 1996; and

        WHEREAS, the Shareholders desire to terminate the provisions of the Agreement.

        NOW, THEREFORE, each of the Shareholders hereby agrees and amends the Agreement such that all the agreements, obligations, rights, representations, warranties, covenants and other provisions of the Shareholders' Agreement are terminated in their entirety and henceforth shall be of no force and effect.

        EXECUTED to be effective as of the date set forth above.

                                    SOMERSET DRILLING ASSOCIATES, L.L.C.

                                    By:  /s/ WILLIAM R. ZIEGLER
                                         -------------------------------------
                                    Name:  William R. Ziegler
                                         -------------------------------------
                                    Title:  Partner of SCP, Managing Member
                                          ------------------------------------
                                    SOMERSET CAPITAL PARTNERS

                                    By:  /s/ WILLIAM R. ZIEGLER
                                         -------------------------------------
                                    Name:  William R. Ziegler
                                         -------------------------------------
                                    Title:  Partner
                                         -------------------------------------

                    (SIGNATURES CONTINUED ON FOLLOWING PAGE)

                                              ROY T. OLIVER, JR.

                                               By:  /s/ ROY T. OLIVER, JR.
                                                  ----------------------------
                                               Name:  Roy T. Oliver, Jr.
                                                      ------------------------


                                               U.S. RIG AND EQUIPMENT, INC.

                                               By:  /s/ ROY T. OLIVER, JR.
                                                   ---------------------------
                                               Name:  Roy T. Oliver, Jr.
                                                      ------------------------
                                               Title:  President
                                                      ------------------------


                                               MIKE MULLEN ENERGY EQUIPMENT
                                               RESOURCE, INC.

                                               By:  /s/ MIKE L. MULLEN
                                                   ---------------------------
                                               Name:  Mike L. Mullen
                                                      ------------------------
                                               Title:  President
                                                      ------------------------


                                               GCT INVESTMENT, INC.

                                               By:  /s/ MIKE L. MULLEN
                                                   ---------------------------
                                               Name:  Mike L. Mullen
                                                      ------------------------
                                               Title:  President
                                                      ------------------------


                                               MIKE L. MULLEN

                                               By:  /s/ MIKE L. MULLEN
                                                   ---------------------------
                                               Name:  Mike L. Mullen
                                                      ------------------------


                                               NOREX DRILLING LTD.

                                               By:  /s/ FRANK CAPSTICK
                                                   ---------------------------

                                               Name:  Frank Capstick
                                                      ------------------------
                                               Title:  President
                                                      ------------------------

                    (SIGNATURES CONTINUED ON FOLLOWING PAGE)

                                               PRONOR HOLDINGS LTD.

                                               By:  /s/ FRANK CAPSTICK
                                                   --------------------------
                                               Name:  Frank Capstick
                                                      -----------------------
                                               Title:  President
                                                      -----------------------